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                                                                   EXHIBIT 10.4

                                 AMENDMENT TO
                              SEVERANCE AGREEMENT

     THIS AMENDMENT, dated as of March 1, 2000, is made by and between Einstein/Noah Bagel Corp., a Delaware corporation (the "Company") and Paul Strasen (the "Executive").

     WHEREAS, the Company and the Executive are parties to a severance agreement dated May 8, 1998, restated effective as of August 26, 1999 (the "Severance Agreement"); and

     WHEREAS the Company has recently adopted an Amended and Restated Employee Retention Program (the "Retention Program"); and

     WHEREAS, the Company and the Executive desire to confirm that the benefits provided for under the Retention Program are in addition to those provided for in the Severance Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

     1.   Amendment.  The third sentence of Section 11 of the Severance
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Agreement is amended by changing the period at the end of the sentence to a semicolon and adding to the sentence the following clause: "and provided further, that, notwithstanding any other provision of this Agreement, the Executive shall be entitled to receive any benefits provided for in the Company's Amended and Restated Employee Retention Program on the terms and subject to the conditions provided for therein."

     2.   Continuing Effect of Severance Agreement.  The Severance Agreement
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shall remain in full force and effect, except as amended hereby.


                                        EINSTEIN/NOAH BAGEL CORP.



                                        By /s/ Robert M. Hartnett
                                           ---------------------------


                                           /s/ Paul A. Strasen
                                           ---------------------------
                                                  Paul Strasen